                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): June 19, 1997

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

         Georgia                                             001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

624 Ellis Street, Augusta, Georgia                            30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed: September 15, 1997

  ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") has previously reported the acquisition of The Palms at South Shore Apartments, Coventry at Cityview Apartments, The Oaks Apartments and The Pointe Apartments. Financial statements with respect to these properties have been prepared and are being filed herewith.

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Attached hereto are pro forma statements of income and audited statements of excess of revenues over specific operating expenses with respect to Coventry at Cityview Apartments, The Palms at South Shore Apartments and the combined operations of The Oaks Apartments and The Pointe Apartments.

                   ==================================
                   Signature Blocks on Following Page
                    ==================================

                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MERRY LAND & INVESTMENT COMPANY,
 INC.
                              (Registrant)

             /S/
 By:____________________________
    Dorrie E. Green
    As Its Vice President

                        THE COVENTRY AT CITY VIEW
                  STATEMENTS OF EXCESS OF REVENUES OVER
             SPECIFIC OPERATING EXPENSES FOR THE PERIOD FROM
              INCEPTION TO SEPTEMBER 30, 1996 AND THE NINE
                       MONTHS ENDED JUNE 30, 1997
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of THE COVENTRY AT CITY VIEW for the period from inception to September 30, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of THE COVENTRY AT CITY VIEW for the period from inception to September 30, 1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
August 30, 1997

                       THE COVENTRY AT CITY VIEW
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
      EXPENSES FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 1996
                 AND THE NINE MONTHS ENDED JUNE 30, 1997


                                                  Period From  Nine Months
                                                  Inception to    Ended
                                                  September 30,  June 30,
                                                     1996         1997
                                                   ----------   ----------
                                                              (Unaudited)
REVENUES:
  Rents (Note 1)                                         $25,909     $956,462
  Other Income                                             6,099       67,091
                                                      ----------    ----------
       Total revenues                                     32,008    1,023,553
                                                      ----------    ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Real estate taxes                                        8,926       40,166
  Personnel                                               33,404      225,433
  Utilities                                               10,661       87,086
  General and administrative                              15,254       75,708
  Repairs, maintenance, and contract services             14,747      118,314
  Marketing                                                8,552       59,848
  Property insurance                                       4,642       38,022
                                                      ----------    ----------
                Total specific operating expenses         96,186      644,577
                                                      ----------    ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                                    $(64,178)    $378,976
                                                       ==========   ==========

     The accompanying notes are an integral part of these statements.

                        THE COVENTRY AT CITY VIEW
                NOTES TO STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
           FOR THE PERIOD FROM INCEPTION TO SEPTEMBER 30, 1996
                 AND THE NINE MONTHS ENDED JUNE 30, 1997

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Property

On August 1, 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased The Coventry At City View, a 360-unit apartment complex located in Fort Worth, Texas, from The Spanos Corporation for approximately $22.1 million cash.

Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                   THE PALMS AT SOUTH SHORE APARTMENTS
                  STATEMENTS OF EXCESS OF REVENUES OVER
             SPECIFIC OPERATING EXPENSES FOR THE YEAR ENDED
                  DECEMBER 31, 1996 AND THE SIX MONTHS
                           ENDED JUNE 30, 1997
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of THE PALMS AT SOUTH SHORE APARTMENTS for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of THE PALMS AT SOUTH SHORE APARTMENTS for the year ended December 31,1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
August 14, 1997

                   THE PALMS AT SOUTH SHORE APARTMENTS
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
         EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE
                     SIX MONTHS ENDED JUNE 30, 1997


                                                                Six Months
                                                   Year Ended    Ended
                                                  December 31,  June 30,
                                                     1996         1997
                                                   ----------   ----------
                                                              (Unaudited)
REVENUES:
  Rents (Note 1)                                      $1,958,558   $1,008,280
  Other Income                                            71,716       31,331
                                                      ----------   ----------
       Total revenues                                  2,030,274    1,039,611
                                                      ----------   ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Real estate taxes                                      310,624      152,250
  Personnel                                              179,232       95,422
  Utilities                                              136,676       59,040
  Repairs, maintenance, and contract services            102,553       48,134
  General and administrative                              63,679       31,123
  Marketing                                               74,237       43,002
  Property insurance                                      58,197       29,652
                                                      ----------   ----------
                Total specific operating expenses        925,198      458,623
                                                      ----------   ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                                  $1,105,076     $580,988
                                                      ==========   ==========

     The accompanying notes are an integral part of these statements.

                   THE PALMS AT SOUTH SHORE APARTMENTS
                NOTES TO STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1996
                 AND THE SIX MONTHS ENDED JUNE 30, 1997

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Properties

On August 1, 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased the 240-unit apartment complex located in League City, Texas, from American National-Clear Lake 2 Joint Venture for approximately $12.2 million cash.

Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

             THE COMBINED OPERATIONS OF THE OAKS APARTMENTS
                        AND THE POINTE APARTMENTS
                  STATEMENTS OF EXCESS OF REVENUES OVER
            SPECIFIC OPERATING EXPENSES FOR THE PERIOD FROM
               INCEPTION TO DECEMBER 31, 1996 AND FOR THE
               SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of THE COMBINED OPERATIONS OF THE OAKS APARTMENTS AND THE POINTE APARTMENTS for the period from inception to December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of the combined operations of THE OAKS APARTMENTS AND THE POINTE APARTMENTS for the period from inception to December 31,1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
August 12, 1997

             THE COMBINED OPERATIONS OF THE OAKS APARTMENTS
                        AND THE POINTE APARTMENTS
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
       EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996 AND FOR THE
               SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


                                                   Period from Six Months
                                                  Inception to    Ended
                                                  December 31,  June 30,
                                                     1996         1997
                                                   ----------   ----------
                                                              (Unaudited)
REVENUES:
  Rents (Note 1)                                      $1,522,857   $1,933,737
  Other Income                                           121,410      104,137
                                                      ----------   ----------
       Total revenues                                  1,644,267    2,037,874
                                                      ----------   ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                              344,141      312,266
  General and administrative                              48,223       24,024
  Marketing                                               80,523       39,313
  Repairs, maintenance, and contract services             68,083      106,458
  Utilities                                               80,653       92,111
  Property insurance                                       9,819       26,456
  Real estate taxes                                       16,902      151,259
                                                      ----------   ----------
                Total specific operating expenses        648,344      751,887
                                                      ----------   ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                                    $995,923   $1,285,987
                                                      ==========   ==========

     The accompanying notes are an integral part of these statements.

             THE COMBINED OPERATIONS OF THE OAKS APARTMENTS
                        AND THE POINTE APARTMENTS
                NOTES TO STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
           FOR THE PERIOD FROM INCEPTION TO DECEMBER 31, 1996
           AND THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Properties

The Oaks Apartments, owned by The Oaks Apartments Limited Partnership, is a 318-unit apartment complex located in Charlotte, North Carolina. The Pointe Apartments, owned by The Pointe Apartments Limited Partnership, is a 340-unit apartment complex located in Charlotte, North Carolina. For accounting purposes, The Oaks Apartments and The Pointe Apartments became operational in March 1996 and April 1996, respectively.

In June 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased The Oaks Apartments and The Pointe Apartments for approximately $20.3 million and $21.3 million cash, respectively.

Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.